UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 28, 2025

Ambac Financial Group, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	1-10777	13-3621676
(State of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

One World Trade Center	New York	NY	10007
(Address of principal executive offices)

(212)	658-7470
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	AMBC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to

Section 13(a) of the Exchange Act.	☐

Item 5.07 Submission of Matters to a Vote of Security Holders
The Annual Meeting of Stockholders of Ambac Financial Group, Inc. (the “Company”) was held on May 28, 2025. Represented at the meeting were 36,193,206 shares, or approximately 78% of the Company’s 46,427,421 shares of common stock outstanding and entitled to vote at the meeting. Set forth below are the final voting results for the actions taken by the stockholders at the meeting.
1.The Company’s stockholders elected the seven (7) director nominees named below to a term expiring at the 2026 annual meeting or until their successors are elected and qualified, with each receiving the following votes:

Name	Number of Votes For	Number of Votes Against	Number of Votes Abstained	Broker Non-Votes
Ian D. Haft	27,993,784	1,783,759	317,352	6,098,311
Lisa G. Iglesias	27,757,050	2,020,889	316,956	6,098,311
Joan Lamm-Tennant	27,261,882	2,516,357	316,656	6,098,311
Claude LeBlanc	27,992,694	822,334	1,279,867	6,098,311
Kristi A. Matus	27,725,713	2,052,526	316,656	6,098,311
Michael D. Price	27,743,055	1,069,798	1,282,042	6,098,311
Jeffrey S. Stein	27,759,140	2,018,846	316,909	6,098,311
2.The Company’s stockholders approved, by advisory (non-binding) vote, the compensation of our named executive officers, as disclosed in the Company’s 2025 Proxy Statement, with the following vote:

Number of Votes For	Number of Votes Against	Number of Votes Abstained	Broker Non-Votes
23,107,472	6,234,365	753,058	6,098,311
3.The Company’s stockholders ratified the selection of KPMG LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2025 with the following vote:

Number of Votes For	Number of Votes Against	Number of Votes Abstained
35,394,344	493,595	305,267
4.The Company’s stockholders approved, by advisory (non-binding) vote, that the frequency with which to hold advisory votes to approve executive compensation be "Every Year" with the following vote:

Votes For Every Year	Votes for Every 2 Years	Votes for Every 3 Years	Votes Abstained
25,843,113	858,681	3,056,309	336,792

EXHIBIT INDEX

Exhibit
Number	Exhibit Description
101.INS	XBRL Instance Document - the instance document does not appear in the interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
101.SCH	XBRL Taxonomy Extension Schema Document.
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.
101.LAB	XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.
104	Cover Page Interactive Data File - The cover page interactive data file does not appear in the Interactive Data File because its XBRL tags or embedded within the Inline XBRL document
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ambac Financial Group, Inc.
(Registrant)

Dated:	May 30, 2025	By:	/s/ Stephen M. Ksenak
Stephen M. Ksenak
Senior Managing Director and General Counsel
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